[PHOTO OF AMERICAN FLAG OMITTED]

                                                [TETON MOUNTAIN GRAPHIC OMITTED]
                                                   THE GABELLI EQUITY TRUST INC.

                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2001

                        [TETON MOUNTAIN GRAPHIC OMITTED]
                          THE GABELLI EQUITY TRUST INC.

        Our cover icon represents the underpinnings of Gabelli.
        The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

[PHOTOS OF STATE FLAGS OMITTED]


ALABAMA    ALASKA     ARIZONA   ARKANSAS    CALIFORNIA   COLORADO    CONNECTICUT
DELAWARE     FLORIDA      GEORGIA     HAWAII     IDAHO    ILLINOIS       INDIANA
IOWA KANSAS KENTUCKY LOUISIANA MAINE MARYLAND MASSACHUSETTS MICHIGAN MINNESOTA MISSISSIPPI MISSOURI MONTANA NEBRASKA NEVADA
NEW HAMPSHIRE    NEW JERSEY     NEW MEXICO  NEW YORK   N. CAROLINA    N. DAKOTA
OHIO      OKLAHOMA    OREGON    PENNSYLVANIA      RHODE ISLAND      S.  CAROLINA
S. DAKOTA     TENNESSEE     TEXAS     UTAH     VERMONT     VIRGINIA   WASHINGTON
WEST VIRGINIA     WISCONSIN         WYOMING




     INVESTMENT OBJECTIVE:

     The Gabelli Equity Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.


                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

TO OUR SHAREHOLDERS,

      In the third quarter of 2001, the horrifying terrorist attacks on America further undermined an already fragile economy and deepened what was already the worst bear market we have experienced since 1973-74. Prior to September 11, value stocks had held up well relative to growth stocks, as evidenced by the superior performance of value indices versus their growth counterparts over the first eight months of 2001. However, following these unconscionable acts of terrorism, value stocks spiraled lower with the broad market.

                                             [PHOTO OF MARIO J. GABELLI OMITTED]

                                                [TETON MOUNTAIN GRAPHIC OMITTED]

INVESTMENT PERFORMANCE

      For the third quarter ended September 30, 2001, The Gabelli Equity Trust's (the "Trust") net asset value ("NAV") total return fell 14.49% after adjusting for the reinvestment of the $0.27 per share distribution paid on September 24, 2001. The Standard & Poor's ("S&P") 500 Index, Nasdaq Composite Index, and Dow Jones Industrial Average fell 14.67%, 30.64%, and 15.37%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Trust fell 16.17% over the trailing twelve-month period after adjusting for the reinvestment of the $1.31 per share in distributions and an adjustment of $0.56 per share attributable to the rights offering. The S&P 500 Index, Nasdaq Composite Index, and Dow Jones Industrial Average declined 26.61%, 59.19%, and 15.48%, respectively, over the same twelve-month period.

      For the three-year period ended September 30, 2001, the Trust's total return averaged 7.05% annually, including reinvestments of $3.67 per share in distributions, an adjustment of $0.56 per share attributable to the rights offering, and an adjustment of $0.75 per share attributable to the spin-off of The Gabelli Utility Trust. The S&P 500 Index and Dow Jones Industrial Average had average annual total returns of 2.03% and 5.83%, respectively, while the Nasdaq Composite Index had an average annual decline of 4.00%, over the same three-year period. For the five-year period ended September 30, 2001, the Trust's total return averaged 9.48% annually, including reinvestments of $5.75 per share in distributions, an adjustment of $0.56 per share attributable to the rights offering, and an adjustment of $0.75 per share attributable to the spin-off of The Gabelli Utility Trust, versus average annual total returns of 10.23%, 4.08%, and 10.40% for the S&P 500, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively.

      For the ten-year period ended September 30, 2001, the Trust's total return averaged 11.40% annually, including reinvestments of $11.09 per share in distributions, adjustments of $2.21 per share attributable to rights offerings, and adjustments of $1.50 per share attributable to the spin-off of The Gabelli Utility Trust and The Gabelli Global Multimedia Trust, versus average annual total returns of 12.69%, 11.02%, and 13.88% for the S&P 500, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively. Since inception on August 21, 1986 through September 30, 2001, the Trust had a cumulative total return of 445.08%, including adjustments of $19.97 per share for distributions, rights offerings, spin-offs and taxes paid on undistributed long term capital gains, which equates to an average annual total return of 11.87%.

      The Trust's common shares ended the third quarter at $9.91 per share on the New York Stock Exchange, a premium to the net asset value of 20.41% and a total return decline of 11.21% for the third quarter. The Trust's common shares rose 2.79% over the trailing twelve-month period after adjusting for all distributions and the rights offering.

INVESTMENT RESULTS (a)

--------------------------------------------------------------------------------

                   Average Annual Returns - September 30, 2001
                   -------------------------------------------

                               NAV AVERAGE             INVESTMENT AVERAGE
                           ANNUAL RETURN (A)           ANNUAL RETURN (B)
                           -----------------           ------------------
  1 Year ..............        (16.17)%                      2.79%
  5 Year ..............          9.48%                      14.76%
  10 Year .............         11.40%                      13.65%
  Life of Fund (c) ....         11.87%                      12.74%

(a) Life of Fund return based on initial net asset value of $9.34. Total returns and average annual returns reflect changes in net asset value, reinvestment of distributions, adjustments for rights offerings, spin-offs and taxes paid on undistributed long term capital gains, and are net of expenses. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost.

(b) Life of Fund return based on initial offering price of $10.00. Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions, adjustments for rights offerings, spin-offs and taxes paid on undistributed long-term capital gains.

(c) From commencement of investment operations on August 21, 1986.


COMMENTARY

THE CAMEL AND THE SCORPION

      A camel and a scorpion meet on the banks of a river in the Middle East. The scorpion asks the camel for a ride across the river. Initially, the camel declines, fearing the scorpion will sting him. The scorpion finally talks the camel into ferrying him across the river by explaining that it would make no sense for him to sting the camel ensuring his own doom. Half way across the river the scorpion stings the camel. As they are going down to their deaths, the camel asks the scorpion why he did such a foolish thing. The scorpion replies, "because this is the Middle East."

      Unfortunately, this parable came true on the morning of September 11, 2001. By murdering thousands of innocent Americans (and visitors from at least 60 other countries), Middle Eastern extremist groups (the scorpion) ensured their own doom. But, the camel (our faith in the security of Fortress America) is also a victim, and the "peace dividend," which has benefited the U.S. economy and equities markets in so many ways over the last decade, has been suspended, perhaps for a considerable period of time.

      How will Americans respond to this crisis? The same way they have responded to numerous past crises. After an initial period of shock, grief, and disillusion, they will come together to preserve a culture and economy whose unique principles - personal freedom and entrepreneurial capitalism - have made America the greatest nation on earth.

PICKING UP THE PIECES

      As we prepare this letter, we are working diligently to assess all the economic and investment ramifications of this terrible tragedy. We can already make some general observations. First, the economy will dip into recession in the coming quarters. Second, a corporate profit recovery will be postponed. Third, the


[GRAPHIC OF TRIANGLE OMITTED]
EDGAR REPRESENTATION OF TRIANGLE TEXT AS FOLLOWS:
EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH
stock market will rapidly discount all the bad news resulting from this crisis and find a bottom faster than it might have if the economy had simply continued to limp along.

      Prior to September 11, the economy had been struggling, supported only by the American consumer. With consumer confidence plummeting following the terrorist attacks, the economy will likely go into recession. However, we believe the Federal Reserve's response to this crisis along with fiscal stimulus from a unified Congress will put a floor under the economy and lay the groundwork for a recovery in 2002.

      The recovery in profits may be pushed back several quarters as well, however, sizable profit gains should be driven by:

      o economic recovery, spurred by monetary and fiscal policy already in place

      o  lower oil prices

      o  the absence of sizable inventory corrections

      o  aggressive cost cutting

      o  targeted booster shots in the form of tax initiatives

      Reported profits will also benefit from the absence of write-offs (it seems corporate America is writing off as much as possible, including the proverbial kitchen sink) as well as changes in amortization of goodwill (FASB
142).

      Where does this leave the equities market? Before the terrorist attacks, we were already well into a bear market, sparked initially by excessive equities valuations in the technology sector and compounded by a decline in capital spending that eroded earnings in a wider variety of industries. Now, the economic uncertainty and lack of earnings visibility that has plagued the market has been supplanted by fear - ironically, the most necessary ingredient for a bear market bottom. Have we hit bottom yet? Perhaps. However, we will be surprised (certainly pleasantly) if the strong gains in the last week of September hold. Yet, with lower equity prices, together with the current level of (ten year) interest rates, we are in a zone where a margin of safety begins to be visible for equities.

OUR RESPONSE

      Although this senseless tragedy has changed all Americans' lives, it has not changed our investment principles. We buy the stocks of quality companies trading at significant discounts to our appraisal of their "real world" economic value today and into the future. So, our response was not to dump stocks, but rather to re-assess their longer-term prospects. We asked the same questions we have always asked in depressed markets. How bad is bad? Does the company have the resources to address the economic turmoil? How long will it be bad? How good is good? In short, we focused on portfolio companies' "normalized" cash flows, earnings, and business values. In general, we have come to the conclusion that while the short-term outlook for many of our portfolio companies has been negatively impacted by the events of September 11, their long-term prospects remain attractive.

      For example, operating profits for advertising-supported media companies will be under pressure as the economy slides into recession. But, we still expect an economic recovery, the Winter Olympics in Salt Lake City, and the mid-term election political spending to bolster results in 2002. We continue to expect a relaxed regulatory posture at the Federal Communications Commission ("FCC") to result in further consolidation of the broadcast, cable television and newspaper publishing industries. Certainly, this crisis has demonstrated how effectively news is disseminated from a wealth of media sources in every American market.

      We continue to believe rural telephone company stocks will benefit from attractive earnings growth rates and consolidation in this fragmented sector of the telecommunications industry. We will see another round of consolidation among the "wireless" operators. Utilities stocks, particularly those with good dividends and takeover potential, should continue to offer the dual advantage of income and reasonably attractive capital appreciation potential. We expect dominant market share companies in a wide range of economically sensitive industries to attract favorable investor attention as the economy begins to recover in the year ahead.

INTERNATIONAL OUTLOOK

      A portion of the Trust's portfolio continues to be managed by Caesar Bryan. Caesar is also the portfolio manager of the Gabelli International Growth Fund and the co-portfolio manager of The Gabelli Global Opportunity Fund. Caesar's thoughts on international markets and global economies are provided below:

      The first sentence of our previous shareholder letter read "we are in the middle of an economic slowdown." So what has changed? In the period between our previous letter and the September attack, growth rates in most of the world's leading economies deteriorated, but most policy makers, with the exception of the U.S. Federal Reserve Board ("Fed"), were unable or unwilling to take significant action. But it seems the September attack has changed many things, including the willingness of monetary authorities and governments to initiate more stimulative policies.

      Clearly the economic impact of the September attack will slow activity. Companies will be more cautious in deciding to undertake capital expenditures and consumers will be less likely to spend. People will also be less likely to fly, and this has an adverse effect on the leisure and tourism industries, among others. To counter this, the Fed has reduced short-term interest rates by a full one hundred basis points to 2.50%. This is an extremely low level by historical standards. The European Central Bank ("ECB") has also reduced rates, but only by 50 basis points. This year the Fed has reduced short-term interest rates by 400 basis points and the European Central Bank by only 100 basis points. Deficit spending is no longer quite such a policy non-starter. In Europe, there are debates about lifting the strict limits imposed on the levels of government debt, in order to give economies a booster shot.

      Clearly, one effect of the attack will be to deepen the economic slowdown. Hopefully, the effect of the policy responses will be to shorten the slowdown in terms of time. In the positive ledger, we have more aggressive monetary easing and increased government spending. On the negative side, the consumer - for so long the stalwart of the economy - continues to retrench. Personal balance sheets have become stretched and the savings rate is likely to rise. Newspaper headlines reporting further job cuts does not build confidence.

      The slowdown in corporate capital expenditures has hit corporate profits hard. Equity markets were at lofty valuations and have been hurt by the unexpected and dramatic slowdown in earnings. However, looking forward, corporate profit comparisons should become easier. Declining inflation and extra slack in the work force will help keep costs under control. Furthermore, the decline in the price of oil will act as a tax cut and help businesses and consumers alike.

      We became considerably more defensive in the second half of last year. Our exposure to the technology sector is low and largely limited to the Japanese market. Also, we have a very limited exposure to the commodity and industrial sectors. Many stocks in these sectors have suffered a collapse in profitability and have been punished by the market. However, we do have a number of holdings in economically sensitive sectors such as broadcasting, entertainment and other consumer cyclical sectors. For the most part, these stocks have not performed well. For example, RTL Group, Europe's largest broadcaster, halved in price during the quarter. NRJ, a French radio broadcaster, Compagnie Financiere Richemont, the owner of Cartier and other luxury brands, and News Corp., the media giant, all declined by more than 20%. However, these companies have excellent brands and properties, and we expect them to recover in a better economic climate.

      Looking ahead, we do expect a recovery in corporate earnings during 2002, and markets are likely to discount this by a few months. We have concentrated the international holdings on companies that have solid market positions and the ability to generate free cash flow.

MORE LASTING CHANGES

      For the last several years, we have been counseling investors not to expect the kind of generous returns from the equities markets that they had become accustomed to over the last ten years. Our caution was based on what we viewed as excessive equities valuations and the historically low "margin of safety" in the stock market. We had hoped the market would simply move sideways for a long enough time to allow fundamentals to catch up with valuations. Unfortunately, stock prices came tumbling down instead. In essence, what we had hoped would be an extended period of boring equities returns was compressed into eighteen months of suffering. Importantly, however, it has had the same result. Stocks are now much more reasonably priced and a margin of safety has returned to the market.

      This does not mean that once the market bottoms, we will enjoy ten more years of 20% plus annual returns. The risk premium for equities (the difference between the returns on stocks versus returns on risk-free Treasury securities) will increase for the foreseeable future. In other words, the inevitable economic and market recovery will not lead to the kind of valuations equities enjoyed after a decade of unprecedented peace and prosperity. Going forward, this translates into equities returns more in line with historical norms. For us and you, this means double digit returns on stocks will come from stock selection prowess...our historical strength.

INVESTMENT SCORECARD

      As could be expected, defense stocks including Northrop Grumman, Lockheed Martin, and Newport News Shipbuilding finished near the top of our third quarter performance rankings. Placer Dome and Newmont Mining also posted solid gains. Regional Bell Operating Company investment SBC Communications managed a respectable return. Bible publisher Thomas Nelson also excelled.

      Advertising-supported media companies, including small group broadcasters Young Broadcasting, cable television operator Cablevision, and multimedia giants Viacom and AOL Time Warner, declined sharply as already weak advertising promised to get weaker as a result of the tragedy. Aerospace component manufacturer SPS Technologies and airplane builder Boeing also sustained considerable damage due to the serious problems of the airline industry.

OUR REGULATORY FOOTPRINT

      Gabelli & Company, Inc. published on September 17, 2001 an overview of the Federal Communications Commission, various regulations that may change, and sectors and companies that will benefit. We thought we would share this report with you.

FEDERAL COMMUNICATIONS COMMISSION                   REGULATORY CHANGE = CATALYST
---------------------------------                   ----------------------------
      The five  member  FCC is  currently  composed  of four  members:  Chairman
Michael Powell (Republican), Kathleen Abernathy (Republican), Kevin Martin (Republican), and Michael Copps (Democrat). The fifth commissioner, Gloria Tristani (Democrat), left her position on September 7th. President Bush must appoint another Democrat to fill her position, and the Republicans will maintain their 3-2 majority. Michael Powell is a proponent of deregulation and free markets. Under his watch we expect several rules to be addressed, which should be favorable for companies in the cable, satellite, broadcasting, publishing, and telecom industries.


                        FEDERAL COMMUNICATIONS COMMISSION
                                       FCC
[GRAPHIC OF FCC TREE OMITTED]

MICHAEL POWELL (R)
CHAIRMAN

KATHLEEN ABERNATHY (R)

MICHAEL COPPS (D)

KEVIN MARTIN (R)

OPEN

--------------------------------------------------------------------------------------------------------------------
REGULATION                               CURRENT STATUS                           "BULL CASE"
--------------------------------------------------------------------------------------------------------------------
- Cable Ownership Cap                    30% of pay TV subscribers                Above 50% or no cap

- Affiliated Programming Cap             Affiliated content < 40% of first        No cap
                                         75 channels

- Cable/Broadcast Cross-                 No cable and broadcast TV in same        Removal of ban
   ownership                             Designated Market Area (DMA)

- Cable Dual Must Carry                  Must carry analog broadcast signal       Not forced to carry both
                                                                                  broadcast digital and analog

- Cable Open Access                      Notice of Inquiry                        No forced open access

- Satellite Must Carry                   Must carry all local analog              DBS Co. chooses which
                                         broadcasts if carry one                  broadcast stations to carry

- Broadcast/Newspaper Cross-             No newspaper and broadcast               Removal of ban
   ownership                             station in same DMA

- National TV Ownership Cap              35% of television audience               Above 50% or no cap

- TV Duopolies                           Can own two stations in one              Eliminate rating and voice tests
                                         market if only one is in top four
                                         and eight independent voices exist

- Wireless Spectrum Cap                  45 MHz in urban and 55 MHz in            No cap
                                         rural markets

- Wireline - Section 271                 Regional Bell Operating Companies        RBOCs can offer in-region LD
                                         (RBOCs) cannot offer in-region
                                         Long Distance (LD)


CABLE & SATELLITE (Andrew Rittenberry 914-921-6592)
-----------------

CABLE OWNERSHIP CAP

      - The 1992 Cable Act called for limits on the number of cable subscribers one firm could control. In 1993, the FCC set the limit at 30% of cable subscribers. In 1999, the FCC changed the limit to 30% of all multichannel video subscribers, including DBS, cable, wireless cable, etc.

      - In March 2001, the DC Federal Court of Appeals rejected the current 30% ownership cap as "arbitrary" and remanded it back to the FCC. Rather than appeal the decision, the FCC has filed a Notice of Proposed Rule Making to modify the rule. On September 13, 2001, the Commission held an open meeting to discuss its thoughts on a new rule and to solicit public comments and suggestions. Following a comment period, the FCC will issue a new ownership ruling. We expect this to occur sometime in mid to late 2002. The DC Court of Appeals can then take up this rule again.

      - WE EXPECT THE FCC TO RAISE THE CAP ABOVE 50% OR REMOVE IT ALTOGETHER. AT THE VERY LEAST, WE EXPECT THE FCC TO LIBERALIZE THE RULES FOR COUNTING ATTRIBUTED SUBSCRIBERS.

      - Removal of the cap would provide AT&T Broadband and AOL Time Warner the ability to merge their two cable systems, creating an industry juggernaut. More importantly perhaps, removal of the cap could spur a further round of general industry consolidation. In our opinion, the most likely takeover candidate in the industry today is Cablevision Systems.


VERTICAL PROGRAMMING LIMITS

      - Currently, cable operators are barred from programming more than 40% of their first 75 channels with affiliated programming. (Systems with over 75 channels must reserve 45 channels for non-affiliated programming).

      - In the same court decision discussed above, the DC court also rejected this rule and remanded it back to the FCC.

      - There has been little comment by the FCC about this change, as no operator was close to a violation. HOWEVER, WE BELIEVE THIS RULE WILL BE DROPPED, AS THE LOGIC BEHIND IT IS SUSPECT. Similar to the cap above, the FCC filed a Notice of Proposed Rulemaking on September 13. The same process applies.

      - The biggest beneficiary in the current marketplace is AOL Time Warner, though it is still relatively far from the limit.


CABLE/BROADCAST CROSS-OWNERSHIP

      - The Telecom Act of 1996 eliminated the statutory prohibition against cable system/TV broadcast station cross ownership in the same market. The FCC has yet to change its own rule barring the practice. The DC Court of Appeals heard oral arguments on the subject on September 7th.

      - Initial comments made during the hearing by the justices appear to support easing this rule. WE EXPECT THAT THE FCC WILL EVENTUALLY REMOVE THIS BAN.

      - Though few companies have been clamoring for a rule change, AOL Time Warner would be the clear beneficiary. AOL owns the WB network, but owns no local affiliates, which provide the majority of the free cash flow to other networks such as ABC, CBS, etc. The WB is the only network that owns no local Owned & Operated stations today.

CABLE DUAL MUST CARRY FOR DIGITAL AND ANALOG

      - Currently, cable companies are required to carry all local analog broadcast signals or negotiate for retransmission consent. Broadcasters are seeking to force cable operators to carry proposed digital signals on separate channels, if they are forced by the FCC to broadcast them for free over the air.

      - The National Association of Broadcasters (NAB) is filing numerous lawsuits, in an attempt to force cable to carry both signals. The NAB is also attempting to get legislation passed on Capitol Hill mandating dual must carry of both.

      -  THE FCC HAS  TENTATIVELY  INDICATED  THAT IT  WILL  SUPPORT  THE  CABLE
         INDUSTRY IN ITS DESIRE TO CARRY ONLY THE ANALOG OR THE DIGITAL PROGRAMMING OF LOCAL BROADCASTERS, NOT BOTH THE ANALOG AND DIGITAL PROGRAMMING. There has been no formal rulemaking as of yet.

      - We believe all cable operators will be better off carrying only one signal. This issue has more weight on Multiple System Operator's (MSO) in major DMA's. Larger DMA's typically have many more local channels that must be carried. The cable company typically receives no revenue from local broadcasters whatsoever. The less local signals that must be carried, the more capacity there is in the pipe for high-speed data, video, telephony, etc. That means more revenue and cash flow per unit of bandwidth to the operator.


INTERNET OPEN ACCESS VIA CABLE

      - In 2000, there were three cases involving open access decided in the court system. Each deemed Internet over cable something different. One called it an unregulated data service, one a cable service, and the other a telecommunications service. If deemed a telecommunications service, it will be open to the same rules as the RBOC's under the Telecomm Act of 1996, meaning mandatory unbundling and open access.

      - The three courts all referred the issue to the FCC. In July of 2001, the 4th Circuit Court in Richmond, VA, ruled that a county could not impose open access on a cable system. The court also referred the issue back to the FCC for guidance.

      - THE FCC HAS ISSUED A NOTICE OF INQUIRY (NOI) ON THIS MATTER. However, given that the FCC appears loath to further regulate or interfere with the market mechanism, we believe it will not force open access on the operators for the foreseeable future.


SATELLITE MUST CARRY

      - In January 2002, satellite carriers are required to begin carrying all local channels in a market if they carry any. Today, they only carry the top 3-4 networks in each market.

      - The ability to offer local channels through the satelitte is a major competitive threat to cable operators. Given the fixed capacity of the satellite fleet, the less stations the operators must carry, the more individual markets can be offered the local service.

      - THE FCC RECENTLY REAFFIRMED THIS MUST CARRY PROVISION IN A RULING DATED SEPTEMBER 5TH, 2001. The DBS carriers are fighting this must carry rule in two cases in the 4th Circuit court in Richmond, VA.

BROADCASTING & PUBLISHING (Evan Carpenter 914-921-6595)
-------------------------

BROADCAST/NEWSPAPER CROSS-OWNERSHIP

      - Currently, the FCC, as a rule, doesn't allow the same company to own both a broadcast station and a daily newspaper in the same market.

      - Michael Powell has previously supported lifting the ban on broadcast/newspaper cross-ownership. He has stated, "... the combined resources may allow for greater and more efficient coverage of local events that could not be covered by the two individually."

      - Recently, the FCC granted News Corp. a 24-month waiver of this rule when it acquired, from Chris Craft, WWOR-TV in New York, where it also owns the POST. The FCC defended the waiver by stating that the market would still exhibit diversity, and it considered not only other TV stations and newspapers, but also radio stations and cable operators.

      - The FCC stated that News Corp. would have to come into compliance with the rule within the 24-month period provided "it is necessary under our rules at that time".

      - At their open meeting on September 13th, the FCC started reviewing the ban on cross-ownership. The FCC will reach a conclusion following a comment period. WE EXPECT THIS BAN TO BE RELAXED.

      - Relaxation of this rule should allow companies like Belo, Tribune and Gannett to acquire newspaper companies in their TV markets like Pulitzer, Knight-Ridder and McClatchy. Also, Hearst-Argyle would be allowed to acquire Young Broadcasting.

TELEVISION OWNERSHIP CAP

      - Television station groups are limited as to their national audience reach; no group may reach over 35% of the national audience, with Ultra High Frequency (UHF) channels counted at half of their actual reach.

      - Chairman Powell has also expressed support of raising the ownership cap. He has argued that the cap limits economies of scale and thus raises costs.

      - The cap is predominantly supported by the network affiliates who argue that if the networks were allowed to increase their coverage, it would give them too much leverage over their affiliates.

      - On the other hand, the networks and some large broadcast groups, which want to expand their reach and take advantage of owning more stations and the economies of scale, oppose the cap.

      - Since the broadcasting industry is divided over this rule, we would expect the FCC to let the courts rule, before they decide whether or not to address it.

      - Viacom, News Corp., and General Electric have challenged the cap in the US Court of Appeals for the District of Columbia Circuit. Oral arguments were heard on September 7th. THIS IS THE SAME COURT THAT REJECTED THE 30% CABLE OWNERSHIP CAP (SEE ABOVE), AND WE WOULD EXPECT A SIMILAR RULING FOR BROADCASTERS.

TV DUOPOLY

      - A television station group may only own two stations in the same market provided that (a) there are at least eight independently owned and operated stations in the market after the combination, and (b) at least one of the two stations is not in the top four stations in the market as defined by audience share.

      - ALTHOUGH WE BELIEVE THAT GIVEN THE DEREGULATORY NATURE OF THE FCC, IT WOULD BE IN FAVOR OF EXTENDING THE DUOPOLY PRIVILEGE TO SMALLER MARKETS, THIS MIGHT ALSO BE DECIDED IN THE COURTS.

      - Sinclair has already received, from the US Court of Appeals for the District of Columbia Circuit, a stay of the FCC requirement to divest four Local Marketing Agreements (LMA) that violate the eight voices test. Sinclair now has petitioned the court to reverse the order. Oral arguments are scheduled for January 2002.

      - Relaxing the duopoly regulations would benefit companies like Sinclair and also allow companies like Disney's ABC to strengthen their positions in certain markets like Los Angeles and San Francisco by acquiring Young Broadcasting.

TELECOM (Dmitry Khaykin 914-921-5015)
-------

 WIRELESS SPECTRUM CAP

      - The Commercial Mobile Radio Service (CMRS) spectrum cap governs the amount of CMRS spectrum that can be licensed to a single entity within a particular geographic area. Under the current cap, a single entity may acquire attributable interests in the licenses of broadband Personal Communications Service (PCS), cellular, and Specialized Mobile Radio (SMR) services that cumulatively do not exceed 45 MHz of spectrum within Metropolitan Service Areas (MSA) and 55 MHz of spectrum in Rural Service Areas (RSA).

      - The cellular cross-interest rule, which limits the ability of a party to have ownership interests in cellular carriers in overlapping cellular geographic service areas (CGSAs), has been amended and currently allows a party to have a non-controlling or otherwise non-attributable direct or indirect ownership interest of up to 20% (up from 5%) in both cellular licensees in overlapping CGSAs.

      -  Some of the spectrum  under  consideration  for 3G services  (1755-1850
         MHz) is currently in the hands of the Department of Defense (DoD). In our opinion, the latest terrorists acts in New York and Washington, DC make it even less likely that DoD will give up this spectrum.

      - Given the limited availability of clean spectrum suitable for broadband mobile applications and the increasingly competitive nature of wireless services, industry participants have been arguing to increase or eliminate the spectrum cap. Chairman Powell has also expressed his interest in addressing this issue. WE BELIEVE FCC WILL EITHER LIFT SPECTRUM CAP OR INCREASE IT SUFFICIENTLY TO SUPPORT FURTHER INDUSTRY GROWTH.

      - The companies that stand to benefit the most from a spectrum cap lift are regional carriers such as US Cellular, Rural Cellular, Dobson, Alltel, and Western Wireless, as well as the last independent national carrier, Nextel.

WIRELINE -- SECTION 271

      - Section 271 of the Telecommunications Act of 1996 lays out detailed requirements that RBOCs must meet in order to gain approval for entry into the in-region interLATA market. Section 271 contains two central provisions. One requires the presence of a facilities-based competitor for both business and residential customers. The second requires compliance with the "Competitive Checklist".

      - Over the past few years, both Verizon and SBC have been successful in obtaining 271 approvals in several of their in-region states.

      - There is a growing belief that once RBOCs gain 271 approvals, they will focus on gaining market share among lucrative business accounts. We think that one of the options RBOCs might pursue is to acquire long distance carriers such as AT&T, Sprint and WorldCom.

      -  Under the Internet  Freedom and Broadband  Deployment Act of 2001 (H.R.
         1542), also known as the Tauzin-Dingell bill, RBOCs would be allowed to offer in-region data services regardless of their 271 status. Although the bill faces uncertainty both in the House and the Senate, the issue of in-region interLATA services may become moot fairly soon as RBOCs gradually gain 271 approvals in their territories.

      - WHILE WE DO NOT EXPECT TAUZIN-DINGELL BILL TO PASS, AT LEAST TWO RBOCS, VERIZON AND SBC, SHOULD BE IN POSITION TO GAIN STATE-BY-STATE SECTION 271 APPROVAL IN MOST OF THEIR MARKETS BY LATE 2002.

      - Long distance companies should benefit from the RBOCs' re-entry into in-region LD voice and data markets. RBOCs can quickly gain market share, particularly among business customers, by acquiring established carriers such as AT&T, WorldCom and Sprint, as well as emerging providers such as Williams Communications and Global Crossing.

      The following table lays out potential combinations that we believe could take place in a more deregulatory environment.

TABLE 1: SOME BENEFICIARIES (POTENTIAL DEALS)

   POTENTIAL                 POTENTIAL             RULE CHANGE
     TARGET                  ACQUIRER                 NEEDED                        BENEFIT
-----------------------------------------------------------------------------------------------------------------------

BROADCASTERS
------------

Acme                       AOL Time Warner         Cable/TV            AOL would own the distribution of 9 WB
(ACME)                                             Cross-              affiliates for their WB TV network.
                                                   Ownership

Tribune                    AOL Time Warner         Cable/TV            AOL would own the distribution of 16
(TRB)                                              Cross-              WB affiliates for their WB TV network.
                                                   Ownership

Young                      Hearst-Argyle           TV/Newspaper        Hearst would obtain cross-ownership
(YBTVA)                    Disney                  Cross-              positions in San Francisco and Albany.
                                                   Ownership

                                                   Duopoly             ABC would obtain duopolies in Los Angeles
                                                                       Angeles and San Francisco plus 6 ABC affiliates.

CABLE
------

AT&T Broadband             AOL Time Warner         30%                 Economies of scale, improved leverage
(T)                                                Ownership           over programmers and vendors, larger
                                                   Cap                 platform on which to launch new
                                                                       products and services.

Cablevision                AOL Time Warner         30%                 Cablevision's suburban New York cable
Systems                                            Ownership           systems would allow AOL to dominate
(CVC)                                              Cap                 the U.S.'s top DMA.

NETWORKS
--------
Paxson                     General Electric        35%                 NBC would own TV stations reaching
(PAX)                                              Ownership           close to 70% of US households and 2
                                                   Cap                 broadcast networks.

NEWSPAPERS
----------

Pulitzer                   Gannett                 TV/Newspaper        Gannett would obtain a cross-owner-
(PTZ)                      Belo                    Cross-              ship position in St. Louis. Belo would
                                                   Ownership           obtain cross-ownership positions in St.
                                                                       Louis and Tucson.


    POTENTIAL              POTENTIAL               RULE CHANGE
     TARGET                 ACQUIRER                  NEEDED                        BENEFIT
-----------------------------------------------------------------------------------------------------------------------
McClatchy                  Gannett                 TV/Newspaper        Gannett would obtain cross-ownership
(MNI)                                              Cross-              positions in Minneapolis and Sacramento.
                                                   Ownership

Knight-Ridder              Tribune                 TV/Newspaper        Tribune would obtain cross-ownership
(KRI)                                              Cross-              positions in Philadelphia, Dallas-Ft.
                                                   Ownership           Worth, Miami, and Seattle (including
                                                                       Knight-Ridder's 49.5% ownership of the
                                                                       Seattle Times Company).

WIRELESS
--------

Dobson (DCEL)              Cingular                Spectrum Cap        Both Cingular and AT&T would com-
                           AT&T Wireless                               plement their footprints and substan-
                           (AWE)                                       tially reduce their roaming costs.

Rural Cellular             AT&T Wireless           Spectrum Cap        RCCC has limited footprint overlap with
(RCCC)                     Verizon                                     some of these carriers. AWE and VZ
                           Dobson                                      can fill in the gaps in their footprints and
                           US Cellular                                 lower their roaming expense. Regional
                           Western Wireless                            carriers (DCEL, USM, WWCA) can
                                                                       strengthen their competitive position
                                                                       and grow revenue and cash flows.

US Cellular                AT&T Wireless           Spectrum Cap        Improve footprint in several markets
(USM)                      Verizon                                     across the country and lower roaming costs.
                           Cingular

Leap Wireless              Verizon                 Spectrum Cap        All of these carriers would be able to fill
(LWIN)                     Cingular                                    in some gaps in their footprints.
                           VoiceStream

Alltel (AT)                Verizon                 Spectrum Cap        Allows Verizon to create a fully national
                                                                       footprint and recapture earlier divested
                                                                       properties.

Nextel (NXTL)              AT&T Wireless           Spectrum Cap        Gain access to eight million high-value
                           Verizon                                     business customers and increase spec-
                           Cingular                                    trum ownership by about 20 MHz in top
                                                                       300 MSAs.

Western Wireless           AT&T Wireless           Spectrum Cap        These carriers would gain network
(WWCA)                     Verizon                                     coverage and ownership in some of the
                                                                       country's mostly scarcely populated
                                                                       areas and substantially reduce roaming
                                                                       expense.
WIRELINE
----------
AT&T (T)                   Verizon                 Section 271         RBOC and LD combinations would re-
Sprint (FON,               SBC                                         create fully integrated national service
PCS)                       BellSouth                                   providers able to offer local and long
WorldCom                                                               distance voice and data.
(WCOM)



COMPANIES MENTIONED (SYMBOL - 9/10/01 PRICE - EXCHANGE):

ACME Communications (ACME - $7.35 - NASDAQ)               Nextel Communications Inc. (NXTL - $10.55 - NASDAQ)
Alltel Corp.(AT - $57.07 - NYSE)                          Paxson Communications (PAX - $9.24 - AMEX)
AOL Time Warner Inc. (AOL - $34.41 - NYSE)                Pulitzer Inc. (PTZ -$47.45 - NYSE)
AT&T Corp. (T - $17.65 - NYSE)                            Rural Cellular Corporation (RCCC - $32.61 - NASDAQ)
AT&T Wireless (AWE - $13.80 - NYSE)                       SBC Communications Inc. (SBC - $43.43 - NYSE)
BellSouth Corp. (BLS - $39.72 - NYSE)                     Sinclair Broadcast Grp. Inc. (SBGI - $9.87 - NASDAQ)
Belo Corp. (BLC - $18.02 - NYSE)                          Sprint FON Group (FON - $21.64 - NYSE)
Cablevision Systems Corp. (CVC - $42.00 - NYSE)           Sprint PCS Group (PCS - $23.49 - NYSE)
Dobson Communications (DCEL - $11.21 - NASDAQ)            Tribune Company (TRB - $38.99 - NYSE)
Gannett Inc. (GCI - $63.72 - NYSE)                        US Cellular Corp. (USM - $49.65 - AMEX)
General Electric Company (GE - $39.35 - NYSE)             Verizon Communications (VZ - $50.70 - NYSE)
Hearst-Argyle Television Inc. (HTV - $20.24 - NYSE)       Viacom Inc. (VIA - $37.90 - NYSE)
Knight-Ridder (KRI - $60.34 - NYSE)                       Walt Disney Company (DIS - $23.58 - NYSE)
Leap Wireless Intl. Inc. (LWIN - $14.30 - NASDAQ)         Western Wireless Corp. (WWCA - $30.00 - NASDAQ)
McClatchy Company (MNI - $42.95 - NYSE)                   WorldCom Inc. (WCOM - $12.92 - NASDAQ)
MCI Group (MCIT - $13.19 - NASDAQ)                        Young Broadcasting (YBTVA - $21.89 - NASDAQ)
News Corp. (NWS - $30.75 - NYSE)

Note: Gabelli Asset Management Inc. and its affiliates own on behalf of themselves or their clients less than 5% of the following companies: Acme Communications, Alltel Corp., AOL Time Warner, AT&T Corp., AT&T Wireless Corp., BellSouth Corp., Belo, Dobson Communications, Gannett, General Electric, Hearst-Argyle, Knight-Ridder, MCI Group, News Corp., Nextel Communications, SBC Communications, Sinclair Broadcast Group, Sprint FON Group, Sprint PCS Group, Tribune, US Cellular, Verizon, Walt Disney, Western Wireless and WorldCom. Those companies owned in excess of 5% follow:

        COMPANY                             % OF OWNERSHIP
        -------                             --------------
        Cablevision Systems                  6.50% of class A common stock
        Leap Wireless Intl., Inc.            6.73% of common stock
        McClatchy Company                    6.43% of class A common stock
        Paxson Communications               10.93% of class A common stock
        Pulitzer Inc.                       29.14% of common stock
        Rural Cellular Corp.                 6.15% of class A common stock
        Viacom Inc.                          7.59% of class A common stock
        Young Broadcasting, Inc.            11.15% of class A common stock

      One of the analysts who prepared this report owns less than 1,000 shares of stock of the following: AOL Time Warner, AT&T, AT&T Wireless, Gannett Inc., General Electric, Knight-Ridder, MCI Group, News Corp., Nextel, Rural Cellular, Walt Disney Company, Worldcom Inc., and Young Broadcasting.

      Evan Carpenter       Dmitry Khaykin         Andrew Rittenberry
      (914) 921-6595       (914) 921-5015         (914) 921-6592

[COPYRIGHT] Gabelli & Company, Inc. 2001

ONE CORPORATE CENTER RYE, NY 10580      GABELLI & COMPANY, INC.
                                           TEL (914) 921-3700 FAX (914) 921-5098
--------------------------------------------------------------------------------
This report has been prepared as a matter of general information. It is not intended to be a complete description of any security or company mentioned and is not an offer to buy or sell any security. Unless otherwise noted, stock prices for 2001 reflect the closing price through the business day immediately prior to the date of this report. All facts and statistics are from sources believed reliable, but are not guaranteed as to accuracy. The firm and its affiliates, employees and clients may have recently established or disposed of, or may be establishing or disposing of, positions in securities mentioned in this report. Since portfolio managers make individual investment decisions in the accounts under their supervision, transactions in such accounts may be inconsistent with research reports. Additional information on these securities and companies is available upon request. [COPYRIGHT] Gabelli & Company, Inc. 2001

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

AT&T CORP. (T - $19.30 - NYSE) provides voice, data and video communications services to large and small businesses, as well as consumers and government entities. AT&T and its subsidiaries furnish domestic and international long distance, regional, local and wireless communications services, cable television and Internet communications services. Recently, the company announced that it would split into four separate companies. As part of the restructuring, AT&T has recently converted AT&T Wireless from a tracking stock to an asset based stock and spun it off to AT&T shareholders. AT&T Broadband, which includes cable, will have an initial public offering ("IPO") for a tracking stock, and within 12 months of the IPO the tracking stock is expected to be converted to an asset-based stock. AT&T Consumer will become a new consumer tracking stock that will mirror the performance of the companies' residential long distance and WorldNet Internet access business. AT&T's principal unit would be AT&T Business, and shareholders would ultimately own all four. Recently, Comcast Corp. (CCZ - $55.40 - NYSE) submitted an unsolicited bid to acquire cable assets of AT&T for $58 billion in Comcast stock and assumed debt. AT&T management is reviewing this bid.

BERKSHIRE HATHAWAY INC. (BRK'A - $70,000 - NYSE) is Warren Buffett. The company has interests in insurance (notably GEICO and General Re), publishing, aviation, retailing, and manufacturing. Its investment portfolio includes over $37 billion of marketable equity securities. Berkshire has grown rapidly through acquisitions over the past 15 years, including Kirby vacuum cleaners; World Book encyclopedias; H. H. Brown, Dexter and Justin footwear; Executive Jet aviation; Dairy Queen restaurants and snack treats; Johns Manville building products; Benjamin Moore paints; Shaw Industries carpets; GEICO insurance; and General Re reinsurance. GEICO, the sixth largest auto insurer in the U.S., contributes 19% of revenues while General Re, the fourth largest reinsurer globally, contributes 30% of revenues.

CABLEVISION SYSTEMS CORP. (CVC - $40.94 - NYSE) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves nearly 3 million cable customers in the most important cable TV market - New York. Cablevision also owns and operates New York City's famed Madison Square Garden (MSG), which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. MSG operates Radio City Entertainment and holds a long-term lease for Radio City Music Hall, home of the world-famous Rockettes. On March 30, 2001, shares that track the performance of the firm's national cable programming subsidiary, Rainbow Media Group (RMG - $20.25 - NYSE), began trading on the NYSE. Rainbow manages growing content offerings such as American Movie Classics, Bravo and The Independent Film Channel.

HELLER FINANCIAL INC. (HF - $52.77 - NYSE) is a lender to small and mid-sized businesses, and has agreed to be acquired by GE Capital for $5.3 billion in cash. GE Capital will launch a tender offer under which HF holders will receive $53.75 per share. Subject to customary regulatory approvals, the tender should close on October 24, 2001. The Fuji Bank, which owns 52% of the fully diluted shares of HF, has agreed to tender its shares into the offer. The offer price values HF at 15.4 times 2002 earnings per share ("EPS"), a premium to the 14 times 2002 EPS that Tyco International (TYC - $45.50 - NYSE) paid to acquire HF rival CIT Group.

MEDIA GENERAL INC. (MEG - $43.36 - NYSE) is a Richmond, Virginia-based communications company that is primarily focused on the Southeast. Its newspaper publishing operations include the RICHMOND TIMES-DISPATCH, the WINSTON-SALEM JOURNAL, THE TAMPA TRIBUNE, and 22 other daily newspapers. This includes 5 daily newspapers, clustered in Alabama and South Carolina, which the company acquired from Thomson Corp. for $237 million in August 2000. The company also owns a 20 percent interest in the DENVER POST. Media General also operates twenty-six television stations primarily located in Southeastern markets, including eight purchased from Spartan Communications on March 27, 2000 for $605 million. The company sold its Garden State Paper Co. to Enron Corp. (ENE - $27.23 - NYSE) for $72 million in August 2000, but still owns 33% of SP Newsprint Company.

NAVISTAR INTERNATIONAL CORP. (NAV - $28.25 - NYSE), with world headquarters outside of Chicago, is a leading North American manufacturer and marketer of medium and heavy trucks and school buses, and a worldwide leader in the manufacture of mid-range diesel engines, produced in a range of 160 to 300 horsepower for the International[R] brand. The company is also a private label designer and manufacturer of diesel engines for the full-size pickup truck and van markets. The company's products, parts and services are sold through a network of 1,000 International[R] brand dealer outlets in the United States, Canada, Brazil and Mexico, and through more than 90 separate dealers in 75 countries. Navistar provides financing for its customers and distributors principally through its wholly-owned subsidiary, Navistar Financial Corporation.

NEWS CORP. LTD. (NWS'A - $6.12 - NYSE; NWS - $24.10 - NYSE) is a leading global media firm, with interests in broadcast television, cable networks, publishing, magazine inserts, global satellite distribution, and British and Australian newspapers. In the U.S., News Corp. owns the Fox network and one of the country's largest TV station groups. In addition, the company runs 20th Century Fox films and is one of the largest producers of television programming. News Corp. is currently in discussions with General Motors Corp. (GM - $42.90 - NYSE) about acquiring the assets of Hughes Electronics (GMH - $13.33 - NYSE), which owns DirectTV in the U.S. and Latin America.

PEPSICO INC. (PEP - $48.50 - NYSE) is a $25 billion food and beverage company after the acquisition of Quaker Oats was completed on August 2, 2001. PepsiCo added several products to its existing portfolio of the Pepsi-Cola and Frito Lay brands such as Gatorade and the Quaker Oats snack and food businesses. The company is focused on the faster growing convenience category, improving their distribution systems and extracting the synergies expected from the merger. PepsiCo is also benefiting from the introduction of new products such as Mountain Dew Code Red, Pepsi with Lemon, Bistro chips and the continued robust growth of Aquafina.

RALSTON PURINA CO. (RAL - $32.80 - NYSE), based in St. Louis completed the tax-free spin-off of Energizer Holdings on April 1, 2000. Ralston Purina now operates in a single business segment, pet products, and is the world's largest manufacturer of dry pet food. The company is also a leading manufacturer of cat litter products in North America. Ralston's brands include DOG CHOW, CAT CHOW, MEOW MIX, PRO PLAN, and TIDY CATS. In January, Nestle announced a definitive merger agreement with Ralston to acquire all shares for $33.50 per share in cash.

TELEPHONE & DATA SYSTEMS INC. (TDS - $94.30 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts its cellular operations through an 81% owned United States Cellular Corp. (USM - $49.50 -
AMEX) and its wireline telephone operations through its wholly owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless Corp., which has recently been acquired by Deutsche Telekom (DT - $15.50 - NYSE), a former German phone monopoly, TDS now owns 131.6 million shares of Deutsche Telekom valued at $2 billion. As part of the VoiceStream/Deutsche Telekom deal, TDS also received $570 million in cash.

VIACOM INC. (VIA - $34.95 - NYSE) is a diversified media company with businesses across many media platforms. The firm operates cable networks (including VH1, MTV, Showtime and Nickelodeon), television networks and stations (including the CBS and UPN Television networks and numerous affiliated TV stations in major markets), major market radio stations and outdoor advertising (through Infinity Broadcasting), a movie studio (Paramount), a publishing house (Simon and Schuster), amusement parks (Paramount Parks) and video rental operations (Blockbuster). The company focuses on high growth businesses and aims to deliver cash flow growth that is above the industry average.

COMMON STOCK 10% DISTRIBUTION POLICY

      The Equity Trust continues to maintain its 10% Distribution Policy whereby the Equity Trust pays out to common stock shareholders 10% of its average net assets each year. Pursuant to this policy, the Equity Trust distributed $0.27 per share on September 24, 2001. The next distribution is scheduled for December 2001.

7.25% TAX ADVANTAGED CUMULATIVE PREFERRED STOCK - DIVIDENDS

      The Trust's 7.25% Tax Advantaged Cumulative Preferred Stock paid a cash distribution on September 26, 2001 of $0.453125 per share. For the twelve-months ended September 30, 2001, Preferred Stock shareholders received distributions totaling $1.8125, the annual dividend rate per share of Preferred Stock. The next distribution is scheduled for December 2001.

7.20% TAX ADVANTAGED SERIES B CUMULATIVE PREFERRED STOCK - DIVIDENDS

      The Trust's 7.20% Tax Advantaged Series B Cumulative Preferred Stock paid an initial cash distribution on September 26, 2001 of $0.48 per share. The Series B Preferred Shares were issued on June 20, 2001 at $25.00 per share and will pay distributions quarterly at an annual dividend rate of $1.80 per share. The next distribution is scheduled for December 2001.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                           WHO                  WHEN
                           ---                  ----
      Special Chats:       Mario J. Gabelli     First Monday of each month
                           Howard Ward          First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                           NOVEMBER             DECEMBER          JANUARY
                           --------             --------          --------
      1st Wednesday        Lynda Calkin         Caesar Bryan      Walter Walsh
      2nd Wednesday        Walter Walsh         Ivan Arteaga      Lynda Calkin
      3rd Wednesday        Laura Linehan        Tim O'Brien       Tim O'Brien
      4th Wednesday        Barbara Marcin       Barbara Marcin    Caesar Bryan
      5th Wednesday                                               Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      We have suffered a great loss - not just the lives of thousands of innocent Americans, but also some loss of faith in the security of Fortress America. This tragedy will change our lives forever. It will not alter the spirit of entrepreneurial capitalism that has made America great or diminish the important role the equities markets serve in promoting economic progress. The American economy and equities markets have weathered numerous political and economic crises, including two World Wars, the Great Depression, the Korea War, the Cuban Missile Crisis, the Kennedy Assassination, the Vietnam War, the inflation of the 1970's and countless serious recessions. They will weather this crisis as well.

      The time tested investment principles we adhere to will also survive. Buying the stocks of quality companies trading at deep discounts to their "real world" economic value makes as much sense today as it did on September 10 and will for all the Septembers to come.

      Finally, we want to extend our sympathy to the families and friends of all the victims of this terrible tragedy. We in the New York area financial services community have lost many friends and colleagues. Brave police officers, fire fighters and emergency workers have given their lives attempting to save others. We are all united as we fortify America from a moral, physical, and economic framework.

                                  Sincerely,

                                  /S/ MARIO J. GABELLI
                                  MARIO J. GABELLI, CFA
                                  Portfolio Manager and Chief Investment Officer

October 31, 2001

    -----------------------------------------------------------------------
                                SELECTED HOLDINGS
                               SEPTEMBER 30, 2001
                               ------------------

       AT&T Corp.                            News Corp. Ltd.
       Berkshire Hathaway Inc.               PepsiCo Inc.
       Cablevision Systems Corp.             Ralston Purina Co.
       Heller Financial Inc.                 Telephone & Data Systems Inc.
       Media General Inc.                    Viacom Inc.
    -----------------------------------------------------------------------
NOTE: The views expressed in this report reflect those of the portfolio managers only through the end of the period stated in this report. The managers' views are subject to change at any time based on market and other conditions.

                          THE GABELLI EQUITY TRUST INC.
                                PORTFOLIO CHANGES
                        QUARTER ENDED SEPTEMBER 30, 2001
                                   (UNAUDITED)

                                                                   OWNERSHIP AT
                                                                   SEPTEMBER 30,
                                                          SHARES       2001
                                                          ------     -----------
NET PURCHASES
COMMON STOCKS
Albertson's Inc. .................................         60,000       200,000
Allstate Corp. ...................................          5,000        95,000
America Movil, SA de CV, Cl. L, ADR ..............         25,000        80,000
American Express Co. .............................        150,000       420,000
AMETEK Inc. ......................................         20,000       120,000
AMR Corp. ........................................         28,000       100,000
Archer-Daniels-Midland Co. (a) ...................         50,000     1,050,000
AT&T Corp. .......................................        200,000       850,000
AT&T Wireless Services Inc. (b) ..................        215,170       280,170
Aventis SA .......................................          2,000        12,000
Bank of New York Co. Inc. ........................         80,000        80,000
Benesse Corp. ....................................          4,000        14,000
Boeing Co. .......................................        118,000       118,000
British Telecommunications plc, ADR ..............         10,000        10,000
BroadWing Inc. ...................................         60,000        85,000
Cable & Wireless plc, ADR ........................         25,000       175,000
Cablevision Systems Corp., Cl. A .................          5,000       420,000
Cadbury Schweppes plc, ADR .......................          9,000        10,000
Carter-Wallace Inc. ..............................          6,300       526,300
CenturyTel Inc. ..................................         70,000       130,000
Citizens Communications Co. ......................         50,000       100,000
Coca-Cola Enterprises Inc. .......................         70,000       120,000
Commerzbank AG, ADR ..............................         50,000       100,000
Conoco Inc., Cl. A ...............................          5,000       160,000
Cooper Industries Inc. ...........................         60,000       110,000
CoreComm Ltd. ....................................        200,000       200,000
Corning Inc. .....................................         60,000       120,000
Dana Corp. .......................................         31,000       115,161
Deutsche Bank AG, ADR ............................         10,000       160,000
Deutsche Telekom AG, ADR .........................         30,000        54,278
Diageo plc .......................................        100,000       100,000
Diageo plc, ADR ..................................         35,000       175,000
Disney (Walt) Co. ................................         80,000       220,000
DQE Inc. .........................................          5,000        25,000
DTE Energy Co. ...................................          2,000        12,366
EMC Corp. ........................................         70,000       100,000
Energizer Holdings Inc. ..........................         64,400       350,001
Ferro Corp. ......................................         10,000       325,000
Flowers Foods Inc. ...............................         15,000        15,000
Flowserve Corp. ..................................         20,000       150,000
Ford Motor Co. ...................................          5,000        15,000
Fox Entertainment Group Inc., Cl. A ..............         85,000       110,000
Friends Provident plc ............................        126,000       126,000
GC Companies Inc. ................................         50,000        50,000
Gemstar-TV Guide International Inc. ..............          4,000        22,432
Genuity Inc. .....................................         10,000       160,000
Gray Communications
   Systems Inc., Cl. B ...........................          5,000        15,000
Grupo Televisa SA, ADR ...........................         52,000       190,000
Gucci Group NV, ADR ..............................          7,000         7,000
Heinz (H.J.) Co. .................................         13,000        35,000
Heller Financial Inc., Cl. A .....................        868,300       868,300
Hilton Group plc .................................        405,000     1,450,000
Hilton Hotels Corp. ..............................         50,000       600,000
Honeywell Inc. ...................................        105,000       330,000
Interbrew SA .....................................          5,000        30,000
Japan Telecom Co. Ltd. (c) .......................            219           265
Kerr-McGee Corp. (d) .............................         13,632        13,632
KPN NV ...........................................        100,000       100,000
Leap Wireless International Inc. .................        107,500       120,000
Louis Dreyfus Natural Gas Corp. ..................         25,000        25,000
Lucent Technologies Inc. .........................         40,000       100,000
Mellon Financial Corp. ...........................         15,000        75,000
MGM Mirage Inc. ..................................         95,000       115,000
J.P. Morgan Chase & Co. ..........................          1,900        50,000
Motorola Inc. ....................................         50,000       100,000
Nashua Corp. .....................................         11,500        70,000
National Presto Industries Inc. ..................          2,000        44,000
National Service Industries Inc. .................         10,000       140,000
Neiman Marcus Group Inc., Cl. A ..................         20,000        70,000
Newport News Shipbuilding Inc. ...................          2,000       110,000
Nextel Communications Inc., Cl. A ................        130,000       230,000
Nikko Securities Co. Ltd. ........................         30,000       171,500
Northeast Utilities ..............................         50,000       125,000
NTL Inc. .........................................         20,000        72,625
NTT DoCoMo Inc. ..................................             56            56
Paxson Communications Corp., Cl. A ...............         10,300       131,000
PepsiCo Inc. (e) .................................        260,000       525,000
Phoenix Companies Inc. ...........................         85,000       165,000
Precision Castparts Corp. ........................          6,000        50,000
PRIMEDIA Inc. ....................................        125,800       225,800
ProSieben Sat.1 Media AG, Pfd. ...................          3,000        43,000
Publishing & Broadcasting Ltd. ...................         10,000       175,000
Pulitzer Inc. ....................................          3,000        30,000
Ralston Purina Group .............................        145,000       945,000
Reader's Digest Association Inc., Cl. B ..........         15,000       175,000
Rogers Wireless Communications Inc.,
   Cl. B .........................................         70,000       150,000
Rohm Co. Ltd. ....................................          1,300         6,400
Scripps (E.W.) Co., Cl. A ........................         25,000        25,000
Six Flags Inc. ...................................         19,000        29,000
SJW Corp. ........................................          6,000        10,000
Sony Corp., ADR ..................................         11,000        45,000
Starwood Hotels & Resorts
   Worldwide Inc. ................................         60,000        60,000
Sulzer AG ........................................          6,000        12,000
Sulzer Medica AG (f) .............................         32,000        32,000
Swatch Group AG, Cl. B (g) .......................         13,500        15,000
Swiss Re (h) .....................................          9,690        10,200
T. Rowe Price Group Inc. .........................         32,000        70,000
Telecom Italia SpA, RNC ..........................        135,000       135,000
THK Co. Ltd. .....................................         13,000        48,000
Thomas & Betts Corp ..............................         42,600       242,600
Telecom Italia Mobile SpA ........................        200,000     1,400,000
Tribune Co. ......................................         40,000       200,000
UnitedGlobalCom Inc., Cl. A ......................        105,000       265,000
Vivendi Universal SA, ADR ........................          5,000       210,000
Waddell & Reed Financial Inc., Cl. A .............          5,000        35,000

                          THE GABELLI EQUITY TRUST INC.
                          PORTFOLIO CHANGES (CONTINUED)
                        QUARTER ENDED SEPTEMBER 30, 2001
                                   (UNAUDITED)

                                                                   OWNERSHIP AT
                                                                   SEPTEMBER 30,
                                                          SHARES       2001
                                                          ------     -----------
NET PURCHASES (CONTINUED)
COMMON STOCKS (CONTINUED)
Western Resources Inc. ...........................         24,200         24,200
Winn-Dixie Stores Inc. ...........................         50,000         50,000
WorldCom Inc. - MCI Group ........................         30,000         40,000
Young Broadcasting Inc., Cl. A ...................         40,000         90,000

PREFERRED STOCKS
News Corp. Ltd., Pfd., ADR (i) (j) ...............        757,491        767,491
Sequa Corp.,
  $5.00 Cv. Pfd. .................................            500            500

                                                        PRINCIPAL
                                                         AMOUNT
                                                         --------
CORPORATE BONDS
Waste Management Inc. ............................
Sub. Deb. Cv. 4.00%, 02/01/02 ....................        $39,000     $2,039,000

                                                          SHARES
                                                          ------
NET SALES
COMMON STOCKS
Banca Intesa SpA .................................       (175,000)             0
Block (H&R) Inc. (k) .............................         (5,000)         5,000
Chris-Craft Industries Inc. (i) ..................       (336,192)             0
Chris-Craft Industries Inc., Cl. B (i) ...........       (592,895)             0
Church & Dwight Co. Inc. .........................        (15,000)        10,000
Computer Associates International Inc. ...........         (5,000)        10,000
Delphi Automotive Systems Corp. ..................         (5,000)        65,000
Embratel Participacoes SA, ADR ...................        (17,000)       150,000
General Chemical Group Inc. (l) ..................       (330,200)             0
General Mills Inc. ...............................        (10,000)       110,000
Granada Compass plc ..............................       (150,940)             0
Gulf Canada Resources Ltd.,
  Toronto (m) ....................................       (100,000)             0
Gulf Canada Resources Ltd.,
  New York (m) ...................................       (100,000)             0
Harcourt General Inc. (n) ........................       (150,000)             0
Hewlett-Packard Co. ..............................         (9,000)        35,000
HS Resources Inc. (d) ............................        (50,000)             0
IBP Inc. (o) .....................................        (23,919)        28,581
IDEX Corp. .......................................         (1,000)       297,000
ITT Industries Inc. ..............................         (2,000)       138,000
Loral Space & Communications Ltd. ................        (80,000)        70,000
News Corp. Ltd. ..................................        (30,000)       115,000
Nokia Corp., Cl. A, ADR ..........................        (27,000)             0

                                                                   OWNERSHIP AT
                                                                   SEPTEMBER 30,
                                                          SHARES       2001
                                                          ------     -----------
Pacific Century CyberWorks Ltd., ADR .............         (5,000)             0
Parmalat Finanziaria SpA .........................        (15,000)       154,000
Pearson plc ......................................        (57,727)             0
Philips Electronics NV ...........................         (1,200)        25,440
Quaker Oats Co. (e) ..............................        (70,000)             0
Republic Services Inc. ...........................         (5,000)        55,000
Royce Value Trust Inc. ...........................         (1,942)        44,000
Ryder System Inc. ................................         (5,000)        25,000
Scheib (Earl) Inc. ...............................         (5,000)        75,000
Sealed Air Corp. .................................         (5,000)             0
Sony Corp. .......................................        (11,000)             0
Swire Pacific Ltd., Cl. A ........................        (82,000)             0
Tyler Technologies Inc. ..........................        (10,000)        10,000
United Television Inc. (j) .......................       (245,009)             0
USA Networks Inc. ................................         (5,000)       565,000
Viacom Inc., Cl. A ...............................        (10,000)       855,000
Waste Management Inc. ............................        (30,000)       320,000
Willamette Industries Inc. .......................        (20,000)       240,000
Xerox Corp. ......................................         (1,000)        14,000
XO Communications Inc., Cl. A ....................        (10,000)             0

------------------------------------
(a) 5.00% stock dividend
(b) Spinoff--0.3218 shares of AT&T Wireless Services Inc. for every 1 share of AT&T Corp.
(c) 5 for 1 stock split
(d) Merger--0.27266 shares of Kerr-McGee Corp. for every 1 share of HS Resources Inc.
(e) Merger--2.3 shares of PepsiCo Inc. for every 1 share of Quaker Oats Co.
(f) Spinoff--2 shares of Sulzer Medica AG for every 1 share of Sulzer AG
(g) 10 for 1 stock split
(h) 20 for 1 stock split
(i) Merger--0.568 shares of News Corp. Ltd., Pfd., ADR for every 1 share of Chris-Craft Industries Inc. and Chris-Craft Industries Inc., Cl. B
(j) Merger--0.9378 shares of News Corp. Ltd., Pfd., ADR for every 1 share of United Television Inc.
(k) 2 for 1 stock split
(l) 1 for 10 stock split
(m) Cash merger at $12.40 a share
(n) Cash merger at $59.00 a share
(o) Cash merger at $30.00 a share

                          THE GABELLI EQUITY TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                                   MARKET
   SHARES                                                          VALUE
   ------                                                          ------
               COMMON STOCKS -- 82.1%
               FINANCIAL SERVICES -- 10.1%
      26,000   Aegon NV .....................................   $    680,048
       4,100   Allianz AG ...................................        926,014
      95,000   Allstate Corp. ...............................      3,548,250
     420,000   American Express Co. .........................     12,205,200
      30,000   Argonaut Group Inc. ..........................        491,700
      90,000   Banco Santander Central
                 Hispano SA, ADR ............................        678,600
      99,000   Bank of Ireland ..............................        784,398
      80,000   Bank of New York Co. Inc. ....................      2,800,000
     105,000   Bank One Corp. ...............................      3,304,350
     282,000   Bankgesellschaft Berlin AG ...................        719,099
         260   Berkshire Hathaway Inc., Cl. A+ ..............     18,200,000
       5,000   Block (H&R) Inc. .............................        192,800
     100,000   Commerzbank AG, ADR ..........................      1,648,380
     160,000   Deutsche Bank AG, ADR ........................      8,720,914
      20,000   Dun and Bradstreet Corp.+ ....................        560,000
     126,000   Friends Provident plc+ .......................        357,402
      56,000   HBOS plc .....................................        604,106
     868,300   Heller Financial Inc., Cl. A .................     45,820,191
      25,000   Hibernia Corp., Cl. A ........................        408,750
      20,000   Invik & Co. AB, Cl. B ........................        749,914
     100,000   Irish Life & Permanent plc, Dublin ...........        983,571
      50,000   JP Morgan Chase & Co. ........................      1,707,500
       6,000   Jafco Co. Ltd. ...............................        329,892
      64,000   Leucadia National Corp. ......................      1,996,800
      75,000   Mellon Financial Corp. .......................      2,424,750
     100,000   Midland Co. ..................................      4,060,000
      30,000   Moody's Corp. ................................      1,110,000
     171,500   Nikko Securities Co. Ltd. ....................        911,269
     165,000   Phoenix Companies Inc.+ ......................      2,384,250
      50,000   Prudential plc ...............................        514,396
      50,000   RAS SpA ......................................        601,071
      60,000   Riggs National Corp. .........................        930,000
      80,000   State Street Corp. ...........................      3,640,000
      30,000   Stilwell Financial Inc.+ .....................        585,000
      20,000   SunTrust Banks Inc. ..........................      1,332,000
      10,200   Swiss Re+ ....................................      1,003,266
      70,000   T. Rowe Price Group Inc. .....................      2,051,000
      50,000   Unitrin Inc. .................................      1,911,000
     112,000   Wachovia Corp. ...............................      3,472,000
      35,000   Waddell & Reed Financial Inc., Cl. A .........        910,000
                                                                ------------
                                                                 136,257,881
                                                                ------------
               TELECOMMUNICATIONS -- 7.9%
       8,132   Aliant Inc. ..................................        159,427
       7,500   Allegiance Telecom Inc.+ .....................         22,575
      30,000   ALLTEL Corp. .................................      1,738,500

                                                                   MARKET
   SHARES                                                          VALUE
   ------                                                          ------
      20,000   AT&T Canada Inc., Cl. B+ .....................   $    580,200
     850,000   AT&T Corp. ...................................     16,405,000
       3,333   Avaya Inc.+ ..................................         32,997
     230,000   BCE Inc. .....................................      5,071,500
      33,400   Brasil Telecom Participacoes SA, ADR .........        908,480
      10,000   British Telecommunications plc, ADR ..........        511,500
      85,000   BroadWing Inc.+ ..............................      1,366,800
   2,893,090   Cable & Wireless Jamaica Ltd. ................        105,222
      95,000   Cable & Wireless plc .........................        391,290
     175,000   Cable & Wireless plc, ADR ....................      2,259,250
     130,000   CenturyTel Inc. ..............................      4,355,000
     100,000   Citizens Communications Co. ..................        940,000
     255,466   Commonwealth Telephone
                 Enterprises Inc.+ ..........................      9,388,375
      20,000   Commonwealth Telephone
                 Enterprises Inc., Cl. B+ ...................        780,000
      35,000   Compania de Telecomunicaciones
                de Chile SA, ADR ...........................         344,750
     200,000   CoreComm Ltd.+ ...............................         18,000
      54,278   Deutsche Telekom AG, ADR .....................        841,309
      21,600   Elisa Communications Oyj, Cl. A ..............        220,320
     150,000   Embratel Participacoes SA, ADR+ ..............        418,500
         265   Japan Telecom Co. Ltd. .......................        825,275
     100,000   KPN NV .......................................        273,214
     155,000   RCN Corp.+ ...................................        496,000
       9,655   Rogers Communications Inc.,
                 Cl. B+ .....................................        123,460
     110,345   Rogers Communications Inc.,
                 Cl. B, ADR+ ................................      1,417,933
     115,000   SBC Communications Inc. ......................      5,418,800
     350,000   Sprint FON Group .............................      8,403,500
     186,554   Tele Norte Leste
               Participacoes SA, ADR ........................      1,688,314
       8,000   Telecom Argentina Stet
               France Telecom SA, ADR .......................         69,520
     400,040   Telecom Italia SpA ...........................      3,020,228
     135,000   Telecom Italia SpA, RNC ......................        572,930
     123,000   Telecom Italia SpA, ADR ......................      9,368,910
     265,249   Telefonica SA, ADR ...........................      9,005,204
      16,256   Telefonica SA, BDR+ ..........................        179,571
      36,000   Telefonos de Mexico SA, Cl. L, ADR ...........      1,162,440
      12,750   TELUS Corp. ..................................        152,544
      52,500   TELUS Corp., ADR .............................        628,122
       4,250   TELUS Corp., Non-Voting ......................         48,292
      27,500   TELUS Corp., Non-Voting, ADR .................        312,478
     295,000   Verizon Communications .......................     15,962,450
      40,000   WorldCom Inc. - MCI Group ....................        609,200
                                                                ------------
                                                                 106,597,380
                                                                ------------

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                                   MARKET
   SHARES                                                          VALUE
   ------                                                          ------
               COMMON STOCKS (CONTINUED)
               CONSUMER PRODUCTS -- 6.6%
      70,000   Altadis SA ...................................   $  1,115,624
     526,300   Carter-Wallace Inc. ..........................     10,752,309
      43,000   Christian Dior SA ............................      1,031,884
      10,000   Church & Dwight Co. Inc. .....................        258,500
       1,100   Compagnie Financiere Richemont AG,
                 Cl. A ......................................      2,076,126
      35,000   Department 56 Inc.+ ..........................        222,250
     350,001   Energizer Holdings Inc.+ .....................      5,817,017
      90,000   Fortune Brands Inc. ..........................      3,015,000
     250,000   Gallaher Group plc, ADR ......................      6,675,000
     275,000   Gillette Co. .................................      8,195,000
       2,000   Givaudan SA+ .................................        602,529
     100,000   Harley Davidson Inc. .........................      4,050,000
      15,000   Matsushita Electric Industrial Co. Ltd.,
                 ADR ........................................        181,200
      65,000   Mattel Inc. ..................................      1,017,900
      25,000   Maytag Corp. .................................        616,000
      44,000   National Presto Industries Inc. ..............      1,183,600
       9,500   Nintendo Co. Ltd. ............................      1,364,434
      20,000   Philip Morris Companies Inc. .................        965,800
     112,000   Procter & Gamble Co. .........................      8,152,480
     945,000   Ralston Purina Co. ...........................     30,996,000
      32,000   Shimano Inc. .................................        403,190
      15,000   Swatch Group AG, Cl. B .......................      1,085,665
      10,425   Syratech Corp.+ ..............................         63,853
                                                                ------------
                                                                  89,841,361
                                                                ------------
               ENTERTAINMENT -- 6.3%
     365,000   AOL Time Warner Inc.+ ........................     12,081,500
     160,000   Canal Plus, ADR+ .............................        103,168
     220,000   Disney (Walt) Co. ............................      4,096,400
     100,000   EMI Group plc, ADR ...........................        698,840
     110,000   Fox Entertainment Group Inc., Cl. A+ .........      2,101,000
      50,000   GC Companies Inc.+ ...........................         26,500
      22,432   Gemstar-TV Guide International Inc.+ .........        442,135
     190,000   Grupo Televisa SA, ADR+ ......................      5,453,000
      24,000   Liberty Livewire Corp., Cl. A+ ...............        161,520
   1,550,000   Liberty Media Corp., Cl. A ...................     19,685,000
     175,000   Publishing & Broadcasting Ltd. ...............        748,767
      29,000   Six Flags Inc. ...............................        354,670
     565,000   USA Networks Inc.+ ...........................     10,158,700
     855,000   Viacom Inc., Cl. A+ ..........................     29,882,250
                                                                ------------
                                                                  85,993,450
                                                                ------------
               FOOD AND BEVERAGE -- 6.0%
      10,108   Advantica Restaurant Group Inc.+ .............          7,379
      10,000   Cadbury Schweppes plc, ADR ...................        254,000
      15,000   Coca-Cola Co. ................................        702,750

                                                                   MARKET
   SHARES                                                          VALUE
   ------                                                          ------
     120,000   Coca-Cola Enterprises Inc. ...................   $  1,840,800
     150,940   Compass Group plc+ ...........................      1,052,616
      90,000   Corn Products International Inc. .............      2,585,700
     100,000   Diageo plc ...................................      1,050,102
     175,000   Diageo plc, ADR ..............................      7,262,500
      15,000   Flowers Foods Inc.+ ..........................        543,750
     110,000   General Mills Inc. ...........................      5,005,000
      20,000   Hain Celestial Group Inc.+ ...................        368,200
      35,000   Heinz (H.J.) Co. .............................      1,475,250
      28,581   IBP Inc. .....................................        675,941
      30,000   Interbrew SA+ ................................        762,267
     270,000   Kellogg Co. ..................................      8,100,000
      75,000   Kerry Group plc, Cl. A .......................        942,446
      60,500   LVMH Moet Hennessy
                 Louis Vuitton, ADR .........................        393,099
     154,000   Parmalat Finanziaria SpA .....................        405,322
     590,595   PepsiAmericas Inc. ...........................      8,829,395
     525,000   PepsiCo Inc. .................................     25,462,500
      60,000   Ralcorp Holdings Inc.+ .......................      1,167,600
      10,000   Sara Lee Corp. ...............................        213,000
     100,830   Tootsie Roll Industries Inc. .................      3,857,756
     150,000   Wrigley (Wm.) Jr. Co. ........................      7,695,000
                                                                ------------
                                                                  80,652,373
                                                                ------------
               EQUIPMENT AND SUPPLIES -- 5.6%
     120,000   AMETEK Inc. ..................................      3,153,600
      80,000   Amphenol Corp., Cl. A+ .......................      2,780,000
      10,000   Caterpillar Inc. .............................        448,000
      95,000   CIRCOR International Inc.+ ...................      1,425,000
     107,000   CLARCOR Inc. .................................      2,557,300
     320,000   Deere & Co. ..................................     12,035,200
     255,000   Donaldson Co. Inc. ...........................      7,349,100
     150,000   Flowserve Corp.+ .............................      2,962,500
       6,500   Franklin Electric Co. ........................        468,000
     110,000   Gerber Scientific Inc. .......................      1,155,000
     297,000   IDEX Corp. ...................................      8,212,050
      20,000   Ingersoll-Rand Co. ...........................        676,000
      60,000   Lufkin Industries Inc. .......................      1,375,200
       1,000   Manitowoc Co. Inc. ...........................         24,240
     430,000   Navistar International Corp.+ ................     12,147,500
      25,000   Olympus Optical Co. Ltd. .....................        351,507
      20,000   PACCAR Inc. ..................................        981,400
      84,500   Sequa Corp., Cl. A+ ..........................      3,822,780
      75,000   Sequa Corp., Cl. B+ ..........................      3,993,750
     170,000   SPS Technologies Inc.+ .......................      5,140,800
      10,000   Sybron Dental Specialties Inc.+ ..............        186,000
      48,000   THK Co. Ltd. .................................        483,505
      70,000   UCAR International Inc.+ .....................        623,000
     250,000   Watts Industries Inc., Cl. A .................      3,275,000
     100,000   Weir Group plc ...............................        349,789
                                                                ------------
                                                                  75,976,221
                                                                ------------

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                                   MARKET
   SHARES                                                          VALUE
   ------                                                          ------
               COMMON STOCKS (CONTINUED)
               WIRELESS COMMUNICATIONS -- 5.3%
      80,000   America Movil, SA de CV, Cl. L, ADR+ .........    $ 1,186,400
     280,170   AT&T Wireless Services Inc.+ .................      4,185,740
     120,000   Leap Wireless International Inc.+ ............      1,884,000
     230,000   Nextel Communications Inc., Cl. A+ ...........      1,987,200
          56   NTT DoCoMo Inc.+ .............................        756,820
     150,000   Rogers Wireless Communications Inc.,
                 Cl. B+ .....................................      1,597,500
     220,000   Sprint PCS Group+ ............................      5,783,800
      16,700   Tele Celular Sul Participacoes SA, ADR .......        173,680
      55,666   Tele Centro Oeste Celular
                 Participacoes SA, ADR ......................        275,547
       3,340   Tele Leste Celular
                 Participacoes SA, ADR ......................         41,082
       8,350   Tele Nordeste Celular
                 Participacoes SA, ADR ......................        150,300
       3,340   Tele Norte Celular
                 Participacoes SA, ADR ......................         68,069
   1,400,000   Telecom Italia Mobile SpA ....................      6,795,745
       8,350   Telemig Celular Participacoes SA, ADR ........        189,545
     450,000   Telephone & Data Systems Inc. ................     42,435,000
      66,800   Telesp Celular Participacoes SA, ADR .........        352,704
     553,888   Vodafone Group plc ...........................      1,221,075
     100,000   Vodafone Group plc, ADR ......................      2,196,000
                                                                ------------
                                                                  71,280,207
                                                                ------------
               PUBLISHING -- 3.6%
      12,000   Dow Jones & Co. Inc. .........................        545,160
     646,000   Independent News & Media plc, Dublin .........        964,846
      97,000   McGraw-Hill Companies Inc. ...................      5,645,400
     400,000   Media General Inc., Cl. A ....................     17,344,000
     125,000   Meredith Corp. ...............................      4,016,250
     115,000   New York Times Co., Cl. A ....................      4,488,450
     115,000   News Corp. Ltd. ..............................        703,735
       5,000   News Corp. Ltd., ADR .........................        120,500
     400,000   Penton Media Inc. ............................      1,420,000
     225,800   PRIMEDIA Inc.+ ...............................        530,630
      30,000   Pulitzer Inc. ................................      1,328,400
     175,000   Reader's Digest Association Inc., Cl. B             3,108,000
      25,000   Scripps (E.W.) Co., Cl. A ....................      1,522,750
      91,842   Seat-Pagine Gialle SpA .......................         67,582
     400,000   South China Morning Post Holdings ............        192,320
      75,000   Thomas Nelson Inc. ...........................        636,000
     200,000   Tribune Co. ..................................      6,280,000
                                                                ------------
                                                                  48,914,023
                                                                ------------
               ENERGY AND UTILITIES -- 3.2%
      73,400   AGL Resources Inc. ...........................      1,465,798
      34,000   Apache Corp. .................................      1,462,000
     120,000   BP plc .......................................        991,167
     248,800   BP plc, ADR ..................................     12,233,496

                                                                   MARKET
   SHARES                                                          VALUE
   ------                                                          ------
     135,000   Burlington Resources Inc. ....................   $  4,618,350
     160,000   Conoco Inc., Cl. A ...........................      4,068,800
      25,000   DQE Inc. .....................................        481,000
      12,366   DTE Energy Co. ...............................        532,356
     400,000   El Paso Electric Co.+ ........................      5,260,000
      20,000   Energy East Corp. ............................        402,200
      55,000   Halliburton Co. ..............................      1,240,250
      13,632   Kerr-McGee Corp. .............................        707,637
      25,000   Louis Dreyfus Natural Gas Corp.+ .............        972,500
     210,000   Niagara Mohawk Holdings Inc.+ ................      3,563,700
     100,000   NiSource Inc.+ ...............................        212,000
     125,000   Northeast Utilities ..........................      2,341,250
      75,000   Pennzoil-Quaker State Co.+ ...................        838,500
     100,000   Progress Energy Inc. .........................         30,000
      10,000   SJW Corp. ....................................        819,000
      14,000   Southwest Gas Corp. ..........................        296,800
       4,907   Total Fina Elf SA ............................        659,159
      24,200   Western Resources Inc. .......................        400,510
                                                                ------------
                                                                  43,596,473
                                                                ------------
               DIVERSIFIED INDUSTRIAL -- 3.1%
     195,000   Ampco-Pittsburgh Corp. .......................      1,872,000
     110,000   Cooper Industries Inc. .......................      4,561,700
     270,000   Crane Co. ....................................      5,918,400
     102,000   GATX Corp. ...................................      3,431,280
     150,000   GenTek Inc. ..................................        487,500
     330,000   Honeywell Inc. ...............................      8,712,000
     138,000   ITT Industries Inc.+ .........................      6,182,400
     390,000   Lamson & Sessions Co.+ .......................      1,560,000
     140,000   National Service Industries Inc. .............      2,891,000
      78,715   Park-Ohio Holdings Corp.+ ....................        240,081
     100,000   Sensient Technologies Corp. ..................      1,863,000
      12,420   Smith Industries plc .........................        120,109
      12,000   Sulzer AG ....................................      1,796,452
      75,000   Thomas Industries Inc. .......................      1,616,250
      50,000   Trinity Industries Inc. ......................      1,082,500
                                                                ------------
                                                                  42,334,672
                                                                ------------
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.5%
      20,000   ArvinMeritor Inc. ............................        285,800
      25,802   BorgWarner Inc. ..............................      1,039,821
     115,161   Dana Corp. ...................................      1,796,512
      65,000   Delphi Automotive Systems Corp.+ .............        763,750
     260,000   GenCorp Inc. .................................      2,948,400
     195,000   Genuine Parts Co. ............................      6,212,700
     114,000   Johnson Controls Inc. ........................      7,437,360
      90,000   Midas Inc. ...................................        891,000
     330,000   Modine Manufacturing Co. .....................      8,111,400
      75,000   Scheib (Earl) Inc.+ ..........................        149,250
     163,000   Standard Motor Products Inc. .................      1,907,100

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                                   MARKET
   SHARES                                                          VALUE
   ------                                                          ------
               COMMON STOCKS (CONTINUED)
               AUTOMOTIVE: PARTS AND ACCESSORIES (CONTINUED)
      70,000   Superior Industries International Inc. .......   $  2,324,700
      27,000   TI Automotive Ltd.+
     105,000   TransPro Inc. ................................        320,250
                                                                ------------
                                                                  34,188,043
                                                                ------------
               HEALTH CARE -- 2.3%
      40,000   American Home Products Corp. .................      2,330,000
      60,000   Amgen Inc.+ ..................................      3,526,200
      40,000   Apogent Technologies Inc.+ ...................        956,000
      10,000   AstraZeneca plc, London ......................        465,161
      35,146   AstraZeneca plc, Stockholm ...................      1,611,040
      12,000   Aventis SA ...................................        910,349
      26,000   Biogen Inc.+ .................................      1,445,080
      75,036   GlaxoSmithKline plc+ .........................      2,117,387
       4,000   GlaxoSmithKline plc, ADR .....................        224,480
      56,011   Invitrogen Corp.+ ............................      3,683,283
      46,000   Novartis AG ..................................      1,801,277
     108,000   Novartis AG, Registered ......................      4,203,360
      45,000   Pfizer Inc. ..................................      1,804,500
      17,900   Roche Holding AG .............................      1,284,488
      20,000   Sanofi-Synthelabo SA .........................      1,302,320
      10,000   Schering-Plough Corp. ........................        371,000
      32,000   Sulzer Medica AG .............................      1,722,218
      18,000   Takeda Chemical Industries Ltd. ..............        831,025
                                                                ------------
                                                                  30,589,168
                                                                ------------
               CABLE -- 2.1%
     420,000   Cablevision Systems Corp., Cl. A+ ............     17,194,800
      40,000   Comcast Corp., Cl. A .........................      1,422,000
      90,000   Comcast Corp., Cl. A, Special ................      3,228,300
      72,625   NTL Inc.+ ....................................        225,137
     210,000   Rainbow Media Group+ .........................      4,252,500
      20,000   Shaw Communications Inc., Cl. B ..............        405,138
      80,000   Shaw Communications Inc., Cl. B,
                 Non-Voting+ ................................      1,620,000
     265,000   UnitedGlobalCom Inc., Cl. A+ .................        614,800
                                                                ------------
                                                                  28,962,675
                                                                ------------
               PAPER AND FOREST PRODUCTS -- 2.1%
     260,000   Greif Bros. Corp., Cl. A .....................      5,959,200
       3,400   Greif Bros. Corp., Cl. B .....................         95,200
     180,000   Pactiv Corp.+ ................................      2,608,200
     253,000   St. Joe Co. ..................................      6,540,050
     105,000   Westvaco Corp. ...............................      2,698,500
     240,000   Willamette Industries Inc. ...................     10,797,600
                                                                ------------
                                                                  28,698,750
                                                                ------------

                                                                   MARKET
   SHARES                                                          VALUE
   ------                                                          ------
               HOTELS AND GAMING -- 1.7%
     120,000   Aztar Corp.+ .................................   $  1,569,600
      90,000   Boca Resorts Inc., Cl. A+ ....................        895,500
     234,500   Gaylord Entertainment Co. ....................      4,713,450
       5,000   GTECH Holdings Corp.+ ........................        172,700
   1,450,000   Hilton Group plc .............................      3,899,854
     600,000   Hilton Hotels Corp. ..........................      4,710,000
     115,000   MGM Mirage Inc.+ .............................      2,585,200
     430,000   Park Place Entertainment Corp.+ ..............      3,151,900
      60,000   Starwood Hotels &
               Resorts Worldwide Inc. .......................      1,320,000
                                                                ------------
                                                                  23,018,204
                                                                ------------
               RETAIL -- 1.6%
     200,000   Albertson's Inc. .............................      6,376,000
     320,000   AutoNation Inc.+ .............................      2,812,800
      14,000   Coldwater Creek Inc.+ ........................        256,200
      16,000   Delhaize Le Lion SA, ADR .....................        886,400
       7,000   Gucci Group NV, ADR ..........................        572,460
     100,000   Lillian Vernon Corp. .........................        790,000
      70,000   Neiman Marcus Group Inc., Cl. A+ .............      1,711,500
     320,000   Neiman Marcus Group Inc., Cl. B+ .............      7,584,000
      50,000   Winn-Dixie Stores Inc. .......................        572,500
                                                                ------------
                                                                  21,561,860
                                                                ------------
               BUSINESS SERVICES -- 1.4%
      60,000   ANC Rental Corp.+ ............................         31,200
     155,000   Cendant Corp.+ ...............................      1,984,000
       1,000   CheckFree Corp.+ .............................         16,970
     100,000   Landauer Inc. ................................      3,395,000
      70,000   Nashua Corp.+ ................................        381,500
      10,833   Reuters Group plc, ADR .......................        566,024
      13,000   Secom Co. Ltd. ...............................        670,024
     250,000   Securicor Group plc ..........................        429,888
       3,500   SYNAVANT Inc.+ ...............................         10,500
      30,900   Vivendi Universal SA .........................      1,430,972
     210,000   Vivendi Universal SA, ADR ....................      9,733,500
                                                                ------------
                                                                  18,649,578
                                                                ------------
               SPECIALTY CHEMICALS -- 1.3%
       5,400   Ciba Specialty Chemicals, ADR+ (b) ...........        163,026
      10,000   du Pont de Nemours (E.I.) & Co. ..............        375,200
     325,000   Ferro Corp. ..................................      7,533,500
      12,000   Fuller (H.B.) Co. ............................        549,600
     100,000   Hercules Inc.+ ...............................        825,000
     210,000   Omnova Solutions Inc. ........................      1,312,500
     195,000   Rohm & Haas Co. ..............................      6,388,200
      11,697   Syngenta AG, ADR+ ............................        116,619
                                                                ------------
                                                                  17,263,645
                                                                ------------

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                                   MARKET
   SHARES                                                          VALUE
   ------                                                          ------
               COMMON STOCKS (CONTINUED)
               AEROSPACE -- 1.2%
     125,000   BAE Systems plc ..............................   $    608,089
     118,000   Boeing Co. ...................................      3,953,000
     100,000   Lockheed Martin Corp. ........................      4,375,000
      75,000   Northrop Grumman Corp. .......................      7,575,000
                                                                ------------
                                                                  16,511,089
                                                                ------------
               AGRICULTURE -- 1.0%
   1,050,000   Archer-Daniels-Midland Co. ...................     13,219,500
       5,000   Delta & Pine Land Co. ........................         84,900
                                                                ------------
                                                                  13,304,400
                                                                ------------
               BROADCASTING -- 1.0%
      50,000   Ackerley Group Inc. ..........................        535,000
      16,666   Corus Entertainment Inc., Cl. B+ .............        273,351
      33,000   Gray Communications Systems Inc. .............        501,600
      15,000   Gray Communications Systems Inc.,
                 Cl. B ......................................        198,450
     200,000   Liberty Corp. ................................      7,950,000
       4,000   Nippon Broadcasting System Inc. ..............        125,241
      50,375   NRJ Groupe+ ..................................        586,311
     131,000   Paxson Communications Corp., Cl. A+ ..........        943,200
      17,700   RTL Group (New York) .........................        483,589
     100,000   Television Broadcasting Ltd. .................        271,172
      90,000   Young Broadcasting Inc., Cl. A+ ..............      1,305,000
                                                                ------------
                                                                  13,172,914
                                                                ------------
               BUILDING AND CONSTRUCTION -- 1.0%
     112,500   CRH plc ......................................      1,670,021
      32,222   Huttig Building Products Inc.+ ...............        165,943
      15,000   Martin Marietta Materials Inc. ...............        586,650
     110,000   Newport News Shipbuilding Inc. ...............      7,392,000
     144,000   Nortek Inc.+ .................................      3,103,200
       5,000   Nortek Inc., Special Common+ (a) .............        107,750
                                                                ------------
                                                                  13,025,564
                                                                ------------
               REAL ESTATE -- 0.8%
     450,000   Catellus Development Corp.+ ..................      7,866,000
      75,000   Cheung Kong (Holdings) Ltd. ..................        584,174
      44,000   Florida East Coast Industries Inc., Cl. A ....        968,000
      58,451   Florida East Coast Industries Inc., Cl. B ....      1,262,542
      55,000   Griffin Land & Nurseries Inc.+ ...............        683,100
       4,753   HomeFed Corp.+ ...............................          4,278
                                                                ------------
                                                                  11,368,094
                                                                ------------
               ENVIRONMENTAL SERVICES -- 0.7%
      55,000   Republic Services Inc.+ ......................        891,000
     320,000   Waste Management Inc. ........................      8,556,800
                                                                ------------
                                                                   9,447,800
                                                                ------------

                                                                   MARKET
   SHARES                                                          VALUE
   ------                                                          ------
               ELECTRONICS -- 0.6%
      41,000   Fujitsu Ltd. .................................   $    343,818
       3,000   Hitachi Ltd., ADR ............................        201,000
       9,000   Molex Inc., Cl. A ............................        218,700
       7,500   NEC Corp., ADR ...............................         60,075
      25,440   Philips Electronics NV .......................        493,490
      38,800   Philips Electronics NV, ADR ..................        748,840
       6,400   Rohm Co. Ltd. ................................        623,185
      45,000   Sony Corp., ADR ..............................      1,494,000
     242,600   Thomas & Betts Corp. .........................      4,240,648
                                                                ------------
                                                                   8,423,756
                                                                ------------
               CONSUMER SERVICES -- 0.6%
      40,000   Loewen Group Inc. ............................          2,000
     510,000   Rollins Inc. .................................      7,930,500
                                                                ------------
                                                                   7,932,500
                                                                ------------
               AUTOMOTIVE -- 0.5%
      15,000   Ford Motor Co. ...............................        260,250
     157,942   General Motors Corp. .........................      6,775,712
                                                                ------------
                                                                   7,035,962
                                                                ------------
               COMMUNICATIONS EQUIPMENT -- 0.5%
      68,000   Acterna Corp.+ ...............................        216,240
     290,000   Allen Telecom Inc.+ ..........................      2,523,000
     120,000   Corning Inc. .................................      1,058,400
     100,000   Lucent Technologies Inc. .....................        573,000
     100,000   Motorola Inc. ................................      1,560,000
      44,000   Scientific-Atlanta Inc. ......................        772,200
                                                                ------------
                                                                   6,702,840
                                                                ------------
               AVIATION: PARTS AND SERVICES -- 0.4%
      98,000   Curtiss-Wright Corp. .........................      4,566,800
     110,000   Fairchild Corp., Cl. A+ ......................        374,000
      50,000   Precision Castparts Corp. ....................      1,110,000
                                                                ------------
                                                                   6,050,800
                                                                ------------
               METALS AND MINING -- 0.3%
      72,500   Harmony Gold Mining Co. Ltd. .................        394,383
      15,000   Harmony Gold Mining Co. Ltd., ADR ............         79,650
     100,000   Newmont Mining Corp. .........................      2,360,000
      50,000   Placer Dome Inc. .............................        639,500
                                                                ------------
                                                                   3,473,533
                                                                ------------
               TRANSPORTATION -- 0.2%
     100,000   AMR Corp.+ ...................................      1,914,000
       7,500   Kansas City Southern Industries Inc. .........         90,000
      31,273   MIF Ltd.+ ....................................        423,106
      25,000   Ryder System Inc. ............................        499,750
                                                                ------------
                                                                   2,926,856
                                                                ------------

                         THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                                   MARKET
   SHARES                                                          VALUE
   ------                                                          ------
               COMMON STOCKS (CONTINUED)
               SATELLITE -- 0.2%
     180,323   General Motors Corp., Cl. H+ .................$     2,403,706
     340,000   Liberty Satellite &
               Technology Inc., Cl. A+ ......................        421,600
      70,000   Loral Space & Communications Ltd.+ ...........         91,000
                                                             ---------------
                                                                   2,916,306
                                                             ---------------
               COMPUTER SOFTWARE AND SERVICES -- 0.2%
      20,000   Capcom Co. Ltd. ..............................        412,994
      10,000   Computer Associates International Inc. .......        257,400
     100,000   EMC Corp.+ ...................................      1,175,000
     160,000   Genuity Inc.+ ................................        251,200
       2,500   Obic Co. Ltd. ................................        463,569
      10,000   Tyler Technologies Inc. ......................         29,000
                                                             ---------------
                                                                   2,589,163
                                                             ---------------
               CLOSED END FUNDS -- 0.2%
      59,000   Central European Equity Fund Inc. ............        554,600
      70,000   Dresdner RCM Europe Fund Inc. ................        521,500
      18,592   France Growth Fund Inc. ......................        128,285
      40,250   Italy Fund Inc. ..............................        256,795
      68,000   New Germany Fund Inc. ........................        361,760
      44,000   Royce Value Trust Inc. .......................        578,160
                                                             ---------------
                                                                   2,401,100
                                                             ---------------
               COMPUTER HARDWARE -- 0.0%
      35,000   Hewlett-Packard Co. ..........................        563,500
      14,000   Xerox Corp. ..................................        108,500
                                                             ---------------
                                                                     672,000
                                                             ---------------
               EDUCATIONAL SERVICES -- 0.0%
      14,000   Benesse Corp. ................................        428,943
                                                             ---------------
               TOTAL COMMON STOCKS ..........................  1,112,759,584
                                                             ---------------

               PREFERRED STOCKS -- 1.4%
               PUBLISHING -- 1.2%
     767,491   News Corp. Ltd., Pfd., ADR ...................     16,339,880
                                                             ---------------
               AEROSPACE -- 0.2%
      14,021   Northrop Grumman Corp.,
                 7.00% Cv. Pfd., Ser. B .....................      1,735,099
                                                             ---------------
               TELECOMMUNICATIONS -- 0.0%
      15,000   Citizens Communications Co.,
                 5.00% Cv. Pfd. .............................        653,100
                                                             ---------------
               BROADCASTING -- 0.0%
      43,000   ProSieben Sat.1 Media AG, Pfd. ...............        201,677
                                                             ---------------
               EQUIPMENT AND SUPPLIES -- 0.0%
         500   Sequa Corp.,
                 $5.00 Cv. Pfd. .............................         39,500
                                                             ---------------

                                                                   MARKET
   SHARES                                                          VALUE
   ------                                                          ------
               WIRELESS COMMUNICATIONS -- 0.0%
  10,760,547   Telesp Celular Participacoes SA, Pfd.+ .......$        23,169
                                                             ---------------
               TOTAL PREFERRED STOCKS .......................     18,992,425
                                                             ---------------
  PRINCIPAL
   AMOUNT
  ---------
               CORPORATE BONDS -- 0.3%
               ENVIRONMENTAL SERVICES -- 0.1%
  $2,039,000   Waste Management Inc., Sub. Deb. Cv.
                 4.00%, 02/01/02 ............................      2,049,195
                                                             ---------------
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.1%
   1,500,000   Standard Motor Products Inc.,
                 Sub. Deb. Cv.
                 6.75%, 07/15/09 ............................      1,016,250
                                                             ---------------
               AVIATION: PARTS AND SERVICES -- 0.1%
   1,000,000   Kaman Corp., Sub. Deb. Cv.
                 6.00%, 03/15/12 ............................        916,250
                                                             ---------------
               PUBLISHING -- 0.0%
     200,000   News America Holdings Inc.,
                 Sub. Deb. Cv.
                 Zero Coupon, 03/31/02 ......................        265,368
                                                             ---------------
               HOTELS AND GAMING -- 0.0%
     230,000   Hilton Hotels Corp., Sub. Deb. Cv.
                 5.00%, 05/15/06 ............................        187,162
                                                             ---------------
               CONSUMER PRODUCTS -- 0.0%
   1,000,000   Pillowtex Corp.,
                 Sub. Deb. Cv.
                 6.00%, 03/15/12+ ...........................              0
                                                             ---------------
               TOTAL CORPORATE BONDS ........................      4,434,225
                                                             ---------------
   SHARES
   ------
               WARRANTS -- 0.0%
               METALS AND MINING -- 0.0%
       5,000   Harmony Gold Mining Co. Ltd., ADR,
                 expires 06/29/03 ...........................          9,500
                                                             ---------------
               FOOD AND BEVERAGE -- 0.0%
      62,463   Advantica Restaurant Group Inc.,
                 expires 01/07/05+ ..........................          1,249
                                                             ---------------
               TOTAL WARRANTS ...............................         10,749
                                                             ---------------

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2001 (UNAUDITED)

  PRINCIPAL                                                     MARKET
   AMOUNT                                                       VALUE
  ---------                                                  ---------------

               U.S. GOVERNMENT OBLIGATIONS -- 15.1%
$205,140,000   U.S. Treasury Bills,
                 1.83% to 3.45%++,
                 due 10/04/01 to 12/13/01 ...................$   204,402,710
                                                             ---------------
               REPURCHASE AGREEMENTS -- 1.8%
  24,215,000   Agreement with State Street
                 Bank & Trust Co.,
                 3.05%, dated 09/28/01,
                 due 10/01/01, proceeds
                 at maturity $24,221,155 (c) ................     24,215,000
                                                             ---------------

TOTAL INVESTMENTS -- 100.7%
  (Cost $1,116,753,656) .....................................  1,364,814,693

OTHER ASSETS, LIABILITIES, AND
  LIQUIDATION VALUE OF CUMULATIVE
  PREFERRED STOCK -- (22.8)% ................................   (308,442,222)
                                                             ---------------

NET ASSETS -- COMMON STOCK -- 77.9%
  (128,408,254 common shares outstanding) ...................  1,056,372,471
                                                             ---------------

NET ASSETS -- PREFERRED STOCK -- 22.1%
  (11,967,900 preferred shares outstanding) .................    299,197,500
                                                             ---------------

TOTAL NET ASSETS -- 100.0% .................................. $1,355,569,971
                                                             ===============

NET ASSET VALUE PER COMMON SHARE
  ($1,056,372,471 / 128,408,254 shares outstanding) .........          $8.23
                                                                       -----

 PRINCIPAL                          SETTLEMENT               NET UNREALIZED
  AMOUNT                               DATE                   DEPRECIATION
----------                          ----------               --------------

FORWARD FOREIGN EXCHANGE CONTRACTS
4,992,000(d) Deliver Hong Kong Dollars
               in exchange for
               USD 639,820 .......... 08/01/02                         $(326)
                                                                       =====
---------------------
             For Federal tax purposes:
             Aggregate cost ................................. $1,116,753,656
                                                              =============
             Gross unrealized appreciation .................. $  344,035,276
             Gross unrealized depreciation ..................    (95,974,239)
                                                              ==============
             Net unrealized appreciation .................... $  248,061,037
                                                              ==============
---------------------
(a)   Security fair valued under procedures established by the Board of
      Directors.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2001, the market value of Rule 144A securities amounted to $163,026 or 0.0% of total net assets.
(c) Collateralized by U.S. Treasury Bond, 6.63%, due 02/15/27, market value $24,701,178.
(d)   Principal amount denoted in Hong Kong Dollars.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt
BDR - Brazilian Depositary Receipt
RNC - Non-Convertible Savings Shares
USD - United States Dollars


                                       % of
                                       Market        Market
                                       Value          Value
                                       ------     --------------
       GEOGRAPHIC DIVERSIFICATION
       United States ................   85.8%     $1,171,328,381
       Europe .......................    9.9         134,889,349
       Asia/Pacific Rim .............    2.4          32,480,764
       Canada .......................    1.0          13,031,445
       Latin America ................    0.9          12,610,722
       South Africa .................    0.0             474,032
                                       ------     --------------
       Total Investments ............  100.0%     $1,364,814,693
                                       ======     ==============

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

      It is the policy of The  Gabelli  Equity  Trust Inc.  ("Equity  Trust") to
automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Equity Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Equity Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Equity Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                          The Gabelli Equity Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street at 1 (800) 336-6983.

      SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Equity Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Equity Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Equity Trust valued at market price. If the Equity Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Equity Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Equity Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Equity Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Equity Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

      For  more  information   regarding  the  Dividend  Reinvestment  Plan  and
Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Equity Trust.

                             DIRECTORS AND OFFICERS

                          THE GABELLI EQUITY TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434


DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN & CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

Arthur V. Ferrara
  FORMER CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
  GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT,
  PROFESSOR EMERITUS, PACE UNIVERSITY

Salvatore J. Zizza
  CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Carter W. Austin
  VICE PRESIDENT

James E. McKee
  SECRETARY




INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1434

CUSTODIAN

Boston Safe Deposit and Trust Company

COUNSEL

Willkie Farr & Gallagher

TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company




STOCK EXCHANGE LISTING

                COMMON     7.25% PREFERRED   7.20% PREFERRED
                ------     ---------------   ---------------
NYSE-
Symbol:           GAB          GAB Pr          GAB PrB
Shares
Outstanding:  128,408,254     5,367,900       6,600,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------
For general information about the Gabelli Funds,
call 1-800-GABELLI (1-800-422-3554), fax us at
914-921-5118, visit Gabelli Funds' Internet
homepage at: HTTP://WWW.GABELLI.COM
or e-mail us at: closedend@gabelli.com
--------------------------------------------------

--------------------------------------------------------------------------------
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Equity Trust may, from time to time, purchase shares of its common stock in the open market when the
  Equity Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Equity Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

THE GABELLI EQUITY TRUST INC.
ONE CORPORATE CENTER
RYE, NY 10580-1434
(914) 921-5070
HTTP://WWW.GABELLI.COM

                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2001

                                                                     GBFCM 09/01